EXHIBIT (q)(24)

POWER OF ATTORNEY

Scott E. Eston and Harriett Tee Taggart, as Trustees of the following trusts, each a Massachusetts business trust (the “Trust”), do hereby severally constitute and appoint Thomas E. Faust Jr., Maureen A. Gemma, Barbara E. Campbell or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney, to sign for each of us, in the name of each of us in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Managed Income Term Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Bond Fund II

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate Income Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Massachusetts Municipal Bond Fund

Eaton Vance Massachusetts Municipal Income Trust

Eaton Vance Michigan Municipal Bond Fund

Eaton Vance Michigan Municipal Income Trust

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Bond Fund II

Eaton Vance Municipal Income Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New York Municipal Bond Fund II

Eaton Vance New Jersey Municipal Bond Fund

Eaton Vance New Jersey Municipal Income Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance New York Municipal Income Trust

Eaton Vance Ohio Municipal Bond Fund

Eaton Vance Ohio Municipal Income Trust

Eaton Vance Pennsylvania Municipal Bond Fund

Eaton Vance Pennsylvania Municipal Income Trust

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

IN WITNESS WHEREOF We have hereunto set our hands on the date set opposite our respective signatures.

Signature	Title	Date
/s/ Scott E. Eston Scott E. Eston	Trustee	October 17, 2011
/s/ Harriett Tee Taggart Harriett Tee Taggart	Trustee	October 17, 2011